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                           NORSKE SKOG CANADA LIMITED




                          SUPPLEMENTAL RETIREMENT PLAN
                              FOR SENIOR EXECUTIVES





















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                                  December 1994



FOREWORD


The Norske Skog Canada Limited Supplemental Retirement Plan is comprised of three Sections. Section 1, comprised of Articles 1-5, contains general provisions applicable to the Supplemental Plan, definitions and membership provisions. Section 2, comprised of Articles 6-11, contains provisions related to the Defined Benefit Segment of the Supplemental Plan. Section 3, comprised of Articles 12-18, contains provisions related to the Defined Contribution Segment of the Plan.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         ii
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TABLE OF CONTENTS


Article 1 - Introduction.......................................................1

Article 2 - Construction.......................................................2

Article 3 - Participation......................................................8

Article 4 - Contributions.....................................................10

Article 5 - Miscellaneous Provisions..........................................11

Article 6 - Defined Benefit Segment - Retirement..............................16

Article 7 - Defined Benefit Segment - Amount of Retirement Income.............18

Article 8 - Defined Benefit Segment - Total and Permanent Disability..........20

Article 9 - Defined Benefit Segment - Termination of Service..................21

Article 10 - Defined Benefit Segment - Death Benefits.........................22

Article 11 - Defined Benefit Segment - Payment of Retirement Benefits.........24

Article 12 - Defined Contribution Segment - Supplemental DC Account...........25

Article 13 - Defined Contribution Segment - Vesting...........................28

Article 14 - Defined Contribution Segment - Retirement........................29

Article 15 - Defined Contribution Segment - Total and Permanent Disability....30


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                        iii
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TABLE OF CONTENTS (continued)


Article 16 - Defined Contribution Segment - Termination of Employment.........31

Article 17 - Defined Contribution Segment - Death Benefits....................32

Article 18 - Defined Contribution Segment - Amount and Form of
             Benefits Payable.................................................33

Appendix A....................................................................36



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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         iv
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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          1
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ARTICLE 1 - INTRODUCTION

1.1  Name of the Plan

            This is the Norske Skog Canada Limited Supplemental Retirement Plan for Senior Executives.

1.2  Purpose of the Supplemental Plan

            The purpose of the Supplemental Plan is to provide benefits to Participants to enable them to retire with a total retirement income deemed appropriate by the Board of Directors. Benefits provided by the Supplemental Plan are in addition to and integrated with the benefits provided under the Norske Skog Canada Limited Retirement Plan for Salaried Employees.

1.3  Administration of the Supplemental Plan

            The Human Resources Committee of the Board of Directors shall be responsible for the overall operation and administration of the Supplemental Plan.

1.4  Effective Date of Restatement

            This restatement of the Supplemental Plan is effective January 1, 1994 and replaces the original version as of that date. Benefit entitlements in respecty of former plan members who have terminated their employment prior to January 1, 1994 shall be determined under the original version of the Supplemental Plan and shall not be affected by this restatement.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          2
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ARTICLE 2 - CONSTRUCTION

2.1  Definitions

            Wherever used in this Supplemental Plan, the words commencing with a capital letter have the meaning ascribed to them in Article 1.3 of the Basic Plan, unless otherwise defined in this subsection:

            (a) "Basic Plan" shall mean the Norske Skog Canada Limited Retirement Plan for Salaried Employees.

            (b) "Basic Plan Offset" shall mean the amount determined in accordance with Article 7.2. For those Participants identified in Appendix A, "Basic Plan Offset" shall include the amount of benefit payable under the specified pension plan. Such amount of benefit shall be deemed to have been converted to the Prescribed Optional Form for the purposes of determining the "Basic Plan Offset" under Article 7.2 and the spouse benefit under Article 10.2.

            (c) "Best Average Earnings" shall have the same meaning as ascribed to it in the Basic Plan, except that the amount shall be recomputed incorporating amounts of Earnings as defined in Article 2.1(k) of this Supplemental Plan.

            (d) "Credited Service" shall mean "Credited Service", as determined in accordance with Article 2.2 of the Basic Plan, together with "Continuous Service", as defined under the Basic Plan, for which benefit credit is provided under
                   Section 2.4.3 of the Basic Plan.

                   "Credited Service" shall be expressed in years and days, in accordance with administrative rules approved by the Company.



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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          3
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                   For those Participants identified in Appendix A, "Credited
                   Service" shall include all service with those organizations identified in Appendix A.

            (e) "DB Participant" shall mean a Participant who is contingently entitled to benefits under the Defined Benefit Segment of the Supplemental Plan, as described in Section 3.2.

            (f) "DC Participant" shall mean a Participant who is contingently entitled to benefits under the Defined Contribution Segment of the Supplemental Plan.

            (g) "DC Allocations" shall mean the notional amounts allocated by the Company to a DC Participant's Supplemental DC Account, determined in accordance with Article 12.4.

            (h) "Defined Benefit Segment" shall mean Sections 6 to 11 of the Supplemental Plan, which deal with the provision of benefits to DB Participants.

            (i) "Defined Contribution Segment" shall mean Sections 12 to 18 of the Supplemental Plan, which deal with the provision of benefits to DC Participants.

            (j) "Early Retirement Reduction" shall have the meaning ascribed to it in Article 7.3.

            (k) "Earnings" shall mean, for purposes of this Supplemental Plan only, all compensation which a Participant has received or shall receive from the Company as part of his regular rate or basic formula of


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          4
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                   compensation, excluding commissions, contingent compensation, expense allowances and any amounts paid in lieu of unused or banked vacation, whether the vacation is classified as regular, supplemental or extended.


                   "Earnings" shall include Eligible Incentive Compensation, but in no event shall the amount of Eligible Incentive Compensation recognized for purposes of this Article 2.1(k) in respect of any fiscal year exceed fifty percent (50%) of the Participant's target bonus, as determined by the Company, for that year.

                   For the purposes of the Defined Benefit Segment, all amounts of Eligible Incentive Compensation shall be allocated equally to each month of the fiscal year in respect of which they are paid or in respect of which they are otherwise credited in accordance with this Article 2.1(k).

                   For the purposes of the Defined Contribution Segment, all amounts of Eligible Incentive Compensation shall be deemed to be paid as of the last day of September in the fiscal year next following the fiscal year to which they are attributable.

                   In the event that the full amount of the Participant's Eligible Incentive Compensation in respect of a fiscal year is not recognized by virtue of the foregoing 50% limit related to the Participant's target bonus, the amount not recognized may be carried forward to the immediately succeeding fiscal year or years to augment the amount of Eligible Incentive Compensation recognized in respect of that year or those years, subject to the foregoing limit in respect of each year, and shall be applied in the same manner that would apply to Eligible Incentive Compensation earned in that succeeding fiscal year.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          5
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                   If, at the time of a DB Participant's death or retirement, there remain unrecognized amounts of Eligible Incentive Compensation, the unrecognized amounts may be carried back and allocated to the first preceding year in respect of which fifty percent (50%) of the target bonus has not been recognized, and, if necessary, to the next preceding year or years, subject to the foregoing limit in respect of each year. If, at the time of a DC Participant's date of death, retirement or termination, there remain unrecognized amounts of Eligible Incentive Compensation, and if there are prior fiscal years after 1993 in which the amount of incentive compensation recognized in "Earnings" has been less than the limit related to the Participant's target bonus, the unrecognized amounts, but not more than the total amounts that would have been included in Earnings in such prior fiscal years having regard for the aforementioned limit based on 50% of the Participant's target bonus, shall be included as Earnings, and the contributions attributable to these amounts shall be credited to the Participant's DC Account on the day preceding the date of death, termination or retirement, as the case may be.

            (l)    "Effective Date" shall mean January 1, 1990.

            (m) "Eligible Incentive Compensation" shall mean, in respect of a fiscal year, fifty percent (50%) of the cash payments to a Participant under the Company's incentive compensation program in that year. For greater clarity, cash payments do not include the value of options or shares issued under the Company's phantom share plan, nor do they include amounts accrued to the Participant but not yet paid under the incentive compensation program.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          6
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            (n)    "Initial Account Value" shall mean the actuarial value
                   determined in Article 12.2.

            (o) "Notional Investment Income" shall mean the investment credits notionally allocated to a DC Participant's Supplemental DC Account, determined in accordance with
                   Article 12.4.

            (p) "Participant" shall mean an Employee who is entitled to participate in the Supplemental Plan by virtue of the provisions of Article 3.

            (q) "Prescribed Optional Form" shall mean payments on a joint and survivor basis such that reduced monthly income payments are payable during a retired DB Participant's lifetime, and upon his death, payments continue to his Spouse at the date of his retirement, if any, if she is alive at the time of his death, equal to sixty percent (60%) of the amount which the retired DB Participant was receiving prior to his death.

            (r) "Supplemental DB Benefit" shall have the meaning ascribed to it in Article 7.1.

            (s) "Supplemental DC Account" shall mean the account established and maintained by the Company for each DC Participant to which shall be credited Company allocations in accordance with Article 12.1.

            (t) "Supplemental Plan" shall mean the Norske Skog Canada Limited Supplemental Retirement Plan for Senior Executives, as amended from time to time.

            (u)    "Termination Date" shall mean the earliest of:


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          7
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                   (i)        the date of termination of the Supplemental Plan
                              by the Company;

                   (ii)       the date upon which the Company ceases operations;

                   (iii) the date on which the Company files an assignment in bankruptcy, or otherwise becomes bankrupt, files a proposal under the Bankruptcy and Insolvency Act or a petition under the Companies' Creditors Arrangement Act, or is wound up or dissolved, or, if any receiver, trustee, liquidator or sequester of or for the Company or any substantial portion of its property is appointed and is not discharged within a period of sixty (60) days, the date following the end of the sixty (60) day period; or

                   (iv) the date on which the trustee, which holds the letters of credit provided pursuant to Article 5.4 of the Supplemental Plan, elects to draw the entire amount of the letters of credit as a result of the Company failing to make benefit payments under the Supplemental Plan or failing to renew the letters of credit within the period agreed upon between the trustee and the Company.

        (v) "Total and Permanent Disability" and the related term "Totally and Permanently Disabled" shall have the meaning ascribed to the terms in Section 2.3.4 of the Basic Plan.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          8
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2.2       Common References

          For the purposes of this Supplemental Plan, words importing the masculine gender will include the feminine gender and vice versa, unless a specific reference is made to the particular sex of a Participant. Similarly, words in the singular may include the plural and the plural may include the singular.

          A reference to any Article shall be a reference to that Article referred to as set forth in this Supplemental Plan, unless otherwise expressly described to be of a different source.



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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                          9
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ARTICLE 3 - PARTICIPATION

3.1       Participation and Commencement of Coverage

          Each senior executive who is designated by the Human Resources Committee of the Board of Directors of the Company to be a Participant on or after the Effective Date will become a Participant of the Supplemental Plan with effect from the date designated by the Human Resources Committee, provided he signifies his agreement to participate in writing. An employee of the Company whose employment terminated prior to the Effective Date shall not be a Participant.

3.2       Plan Segment

          A Participant who has elected to or is required to accrue benefits under the defined contribution segment (Part 3) of the Basic Plan shall be a DC Participant and shall be entitled to benefits only under the Defined Contribution Segment of the Supplemental Plan, as described in Articles 12 through 18. A Participant who has elected to remain in and accrue benefits under the defined benefit segment (Part
          2) of the Basic Plan shall be a DB Participant and shall be entitled to benefits only under the Defined Benefit Segment of the Supplemental Plan, as described in Articles 6 through 11.

3.3       Duration of Participation

          A Participant shall continue to participate in the Supplemental Plan until the earliest of his date of death, Early Retirement Date, Normal Retirement Date or the date on which he otherwise terminates his employment with the Company. Participation shall continue through any period of Total and Permanent Disability.



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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         10
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3.4       Communication to Participants

          Each Participant will be provided with a copy of the provisions of the Supplemental Plan, together with a general description of the segment of the Supplemental Plan which is applicable to him, including an explanation of the coordination of benefits under the Supplemental Plan with those under the Basic Plan. The general description shall not have any effect on the rights or obligations of any person under the Supplemental Plan and shall not be referred to in determining the meaning of any provision of the Supplemental Plan. The Company shall not be liable for any loss or damage occasioned to any person by reason of any error or omission in the general description of the Supplemental Plan.

3.5       No Right to Employment

          Participation in the Supplemental Plan shall not give any Participant the right to be retained in the employ of the Company, nor any right or interest in the Supplemental Plan other than as expressly provided herein.

3.6       Dismissal for Cause

          Notwithstanding any other provision of this Supplemental Plan, in the event that a Participant is dismissed by the Company for cause, he shall forfeit his entitlement to any benefits which may otherwise have been provided under this Supplemental Plan.



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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         11
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ARTICLE 4 - CONTRIBUTIONS

4.1       Contributions by Participants Not Permitted

          A Participant is not required nor permitted to make any contributions to the Supplemental Plan.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         12
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ARTICLE 5 - MISCELLANEOUS PROVISIONS


5.1       Administration of the Supplemental Plan

          The Supplemental Plan shall be administered by the Company which shall interpret, construe and apply all provisions of the Supplemental Plan and the Company's decision with respect thereto shall be final.

5.2       Company's Power to Vary Supplemental Plan Terms

          In carrying out the administration of the Supplemental Plan, the Company is empowered, if it believes such action to be warranted, to vary the terms and conditions of the Supplemental Plan if necessary to comply with the terms of a judicial order, the terms of an agreement which has arisen out of the dissolution of a marriage or common-law relationship or the terms of a written separation agreement in respect of which the Company is obliged to comply in accordance with duly enacted provincial or federal legislation.

5.3       No Prefunding of Benefits

          Plan benefits will be paid as they fall due from general revenues of the Company. No prefunding of benefit obligations under the Defined Benefit Segment or the Defined Contribution Segment shall take place. For greater clarity, the Supplemental DC Account referred to in
          Article 12.1, the Initial Account Value referred to in Article 12.2 and the DC Allocations referred to in Article 12.4 are notional and do not imply funding of the underlying amounts.

5.4       Security for Payment of Benefits



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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         13
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          The Company will establish a letter of credit facility in order to secure the payment of Supplemental Plan benefits should the Company be unable to or fail to pay them. The letter of credit shall be held by a trustee under a trust agreement, the terms of which provide for the calling of the letter of credit and the funding of plan benefits using the proceeds should the Company be unable or unwilling to meet its payment commitments set out herein.

5.5       Expenses

          All expenses incurred in the administration of the Supplemental Plan shall be paid by the Company.

5.6       Non-Alienation of Benefits

          The retirement income and other benefits provided herein are for a retired Participant's own use and benefit and are not capable of assignment or alienation and do not confer upon any Participant, personal representative or dependent, or any other person, any right or interest in the pension benefits which is capable of being assigned or otherwise alienated. The retirement income benefits payable are not capable of surrender or commutation and do not confer upon any Participant, personal representative or dependent, or any other person, any right or interest in the retirement benefits capable of being surrendered or commuted.

5.7       Responsibility for Payment

          Notwithstanding any other provisions herein, whenever and as often as any person entitled to any payment hereunder shall, in the judgement of the Company, be physically or mentally incapable of personally receipting therefore, then unless a claim shall have been made by a duly appointed guardian or committee of such person, such payment may be made to any


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         14
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          individual or institution then maintaining such person in the judgement of the Company, and such payment shall in every case constitute a full discharge and acquittance of all obligations to make such payments to such person.

5.8       Amendment of Supplemental Plan

          The Company reserves the right to amend, modify or terminate this Supplemental Plan or to merge it with another plan of the Company, in any way the Company may determine. Without in any way limiting the generality of the foregoing, the Company specifically reserves the right to make any amendment, modification, termination or merger of the Supplemental Plan in whole or in part as it deems necessary to fulfill any requirement specified or to be specified in any relevant provincial or federal legislation or in special regulations prescribed thereby.

          Any amendment or modification to the Supplemental Plan may, at the discretion of and as specified by the Company, be applicable to either an individual Participant, a specified group of Participants or the entire membership of the Supplemental Plan.

          However, no amendment, modification, termination or merger will, other than as provided herein:

          (a) cause a reduction in the amount or affect adversely the payment of any retirement income benefits to any retired Participant theretofore retired under this Supplemental Plan, or

          (b) cause a reduction in or affect adversely the payment of any benefits to a Spouse hereunder in any case where such benefit has become payable following the death of a Participant, or


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         15
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          (c)      cause a reduction in the accrued benefits of any Participant.


5.9       Benefits following Termination Date

          The following benefits shall be provided following a Termination Date.

          Effective on a Termination Date, no further benefits shall accrue under the Supplemental Plan.

          Each retired Participant or Spouse then in receipt of benefit payments shall continue to be entitled to receive such payments and the Spouse of a retired Participant shall remain eligible to receive the payments to which she is contingently entitled in accordance with Article 10.2.

          Each DB Participant who has not yet retired shall, if eligible to retire, be deemed to retire upon the first (1st) day of the month next following or coincident with the Termination Date and shall be entitled to commence to receive the benefits provided for in Article 6, and the Company consent, required in accordance with Article 6.2, shall be deemed to have been given. The Spouse of each such DB Participant shall be eligible to receive the benefits to which she is contingently entitled in accordance with Article 10.2.

          Each DB Participant who is not yet eligible to retire shall be entitled to a deferred pension, payable commencing on the first (1st) day of the month next following or coincident with the day the member attains age fifty-five (55), equal to eighty-five percent (85%) of his Supplemental Benefit based on his Earnings and Credited Service up to the Termination Date, calculated in accordance with Article 7.1 as if the Termination Date was the Participant's Normal Retirement Date. The Spouse of each such DB Participant shall be eligible to receive the benefits to which she is contingently entitled in accordance with
          Article 10.2.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         16
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          Each DC Participant shall be entitled to receive commencing upon the first (1st) day of the month coincident with or next following the Termination Date the benefits provided for in Article 18.4.

5.10      Proof of Age

          Payment of annual income benefits to a retired DB Participant in this Supplemental Plan upon his retirement or to his Spouse shall not commence until satisfactory proof of age of such DB Participant or Spouse has been submitted in approved form. Should it be found at any time that an error has occurred in the reporting of an age, the retirement income payments shall be adjusted, if necessary, in accordance with the true age of the DB Participant or Spouse.

5.11      Other Terms and Conditions

          Subject to the provisions of Article 5.8 hereof, the Company shall have the right to set such other terms and conditions and to change them from time to time, as the Company may determine.

5.12      British Columbia Laws Govern

          This Supplemental Plan and all the rights and obligations hereunder construed shall be governed and determined by the laws of the Province of British Columbia.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         17
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ARTICLE 6 - DEFINED BENEFIT SEGMENT - RETIREMENT


6.1       Normal Retirement

          A DB Participant, who ceases to be employed by the Company upon attaining his Normal Retirement Date, shall become a retired DB Participant and shall be entitled to receive a retirement income from this Supplemental Plan, commencing on his Normal Retirement Date, equal to his Supplemental DB Benefit.

6.2       Early Retirement

          A DB Participant who has attained the age of fifty-five (55) years may elect early retirement in accordance with Article 2.3.2 of the Basic Plan. Providing that the Company has consented to his retirement for the purposes of this Supplemental Plan, the benefit payable, commencing on his Early Retirement Date, shall be his Supplemental DB Benefit.

          If the Company has not consented to the DB Participant's retirement, no benefit shall be payable under this Supplemental Plan.

          Company consent shall not be withheld provided that the DB Participant has given notice at least twelve (12) months prior to his intended Early Retirement Date and he remains employed throughout that twelve
          (12) month period. Company consent may be given to retirement after a notice period of less than twelve (12) months.

6.3       Postponed Retirement



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SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         18
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          A DB Participant may, upon the request of the Board of Directors, remain in active service with the Company after his Normal Retirement Date for a period to be agreed upon jointly by the DB Participant and the Company. In the event of the DB Participant's postponement of his retirement in accordance with this Article 6.3, he shall become a retired Participant on his Normal Retirement Date and his retirement income, determined as under Article 7.1, shall commence on his Normal Retirement Date, based on his Credited Service and Earnings up to his Normal Retirement Date.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         19
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ARTICLE 7 - DEFINED BENEFIT SEGMENT - AMOUNT OF RETIREMENT INCOME


7.1       Supplemental DB Benefit

          The Supplemental DB Benefit, if any, of a DB Participant, payable commencing on his Normal Retirement Date, shall be determined as (a) minus (b), where:

          (a) is two percent (2.0%) of his Best Average Earnings multiplied by his Credited Service, where Best Average Earnings and Credited Service are each determined on his Normal Retirement Date; and

          (b)      is his Basic Plan Offset.

          The Supplemental DB Benefit, if any, of a DB Participant, payable commencing on an Early Retirement Date shall be determined as (c) minus (d), where:

          (c) is two percent (2.0%) of his Best Average Earnings multiplied by his Credited Service, reduced by the Early Retirement Reduction, if any, where Best Average Earnings and Credited Service are each determined on his Early Retirement Date; and

          (d)      is his Basic Plan Offset.

7.2       Basic Plan Offset


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SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         20
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          The Basic Plan Offset on any Retirement Date in respect of a DB
          Participant who elects the Prescribed Optional Form of payment of his retirement income under the Basic Plan shall be the amount of retirement income payable to him under the Basic Plan on that Retirement Date. The Basic Plan Offset on any Retirement Date in respect of a DB Participant who either does not have a Spouse or does not elect the Prescribed Optional Form of payment of his retirement income under the Basic Plan shall be the amount of retirement income that would be payable to him under the Basic Plan on that Retirement Date if he had elected a life annuity, without guaranteed period, as permitted under Article 2.7.1 of the Basic Plan.

7.3       Early Retirement Reduction

          The Early Retirement Reduction applicable to the benefit of a DB Participant who retires on an Early Retirement Date shall be determined as one-quarter of 1% (0.25%) for each month, if any, by which the Retirement Date elected by the DB Participant precedes:

          (a) his sixtieth (60th) birthday, if his birthday falls on the first day of a month, or

          (b) the first day of the month which next follows the month in which his sixtieth (60th) birthday falls, otherwise.


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NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         21
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ARTICLE 8 - DEFINED BENEFIT SEGMENT - TOTAL AND PERMANENT DISABILITY


8.1       Accrual of Benefits

          During any period of Total and Permanent Disability, a DB Participant shall not receive retirement income under this Supplemental Plan, but shall be entitled to continue to accumulate Credited Service throughout the duration of his Total and Permanent Disability. It shall be assumed that such DB Participant's Earnings shall have continued, during the period of Total and Permanent Disability, at the same rate as was in effect immediately prior to the commencement of his Total and Permanent Disability, except that the amount of Eligible Incentive Compensation to be included in Earnings shall be determined as 50% of the average of the amounts of incentive compensation paid to the DB Participant in respect of the five complete fiscal years preceding the fiscal year in which Total and Permanent Disability occurs, or in respect of all complete fiscal years of the DB Participant's employment if he shall have been employed for less than five complete fiscal years prior to the fiscal year in which Total and Permanent Disability occurs, subject to the applicable limits regarding the DB Participant's target bonus as set out in Article 2.1(k).

8.2       Death of Totally and Permanently Disabled Participant

          In the event of the death of a DB Participant during any period of Total and Permanent Disability, any death benefit payable shall be determined in accordance with Article 10 of this Supplemental Plan.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         22
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ARTICLE 9 - DEFINED BENEFIT SEGMENT - TERMINATION OF SERVICE


9.1       Termination of Service

          Notwithstanding any other provision of the Supplemental Plan, a DB Participant whose service with the Company is terminated prior to age fifty-five (55) for any reason other than Total and Permanent Disability shall not be entitled to any benefits under the Supplemental Plan.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         23
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ARTICLE 10 - DEFINED BENEFIT SEGMENT - DEATH BENEFITS


10.1      Death of a DB Participant Prior to Normal Retirement Date

          No death benefits shall be payable under the Supplemental Plan in the event of death of a DB Participant prior to his Normal Retirement Date, other than those described in this Article 10.1.

          Upon the death of a DB Participant who has attained at least fifty-five (55) years of age, his Spouse shall be entitled to receive an annual income, payable in equal monthly instalments during her lifetime, equal to sixty percent (60%) of the retirement income which would have been payable to the DB Participant under the Supplemental Plan if:

          (a) he had elected a Retirement Date of the first day of the month which is coincident with or next following the date of his death,

          (b) the Company had granted its consent to his retirement on that date, and

          (c) he had elected the Prescribed Optional Form of payment of his retirement income under the Basic Plan.

10.2      Death of a Retired DB Participant

          No death benefits shall be payable under this Supplemental Plan in the event of the death of a retired DB Participant unless the retired DB Participant has, prior to his retirement, elected the Prescribed Optional Form of payment of his entitlement under the Basic Plan.

          Upon the notification in writing to the Company of the death of a retired DB Participant who has made the required election as set out in the preceding

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         24
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          paragraph, there shall be paid to his Spouse, if any, provided that she is alive at the date of his death, monthly payments during her lifetime equal to 60% of the retirement income which the retired DB Participant is receiving under this Supplemental Plan.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         25
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ARTICLE 11 - DEFINED BENEFIT SEGMENT - PAYMENT OF RETIREMENT BENEFITS


11.1      General Provisions

          Upon retirement of a DB Participant, the Company shall pay to the DB Participant an annual Supplemental DB Benefit, calculated in accordance with the terms of the Supplemental Plan, payable in equal monthly instalments. The first payment of such retirement income shall be made as of his Retirement Date and subsequent monthly instalments shall be paid on the first day of each month.

11.2      Form of Retirement Income

          The form of retirement income under the Defined Benefit Segment of the Supplemental Plan shall be one that provides monthly retirement income payments payable during the retired DB Participant's lifetime. Benefits payable to the Spouse of a retired DB Participant, if any, shall be determined in accordance with Article 10.2.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         26
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ARTICLE 12 - DEFINED CONTRIBUTION SEGMENT - SUPPLEMENTAL DC ACCOUNT


12.1      Supplemental DC Account

          The Company shall establish and maintain a Supplemental DC Account for each DC Participant. The Supplemental DC Account shall be credited with DC Allocations in amounts and at the times specified in Article 12.4, and shall be credited with Notional Investment Income, as described in Article 12.5. The Supplemental DC Account shall be paid in accordance with Article 18.

          The Company shall update the balance in the Supplemental DC Account of each DC Participant at the end of each calendar month, to reflect DC Allocations and Notional Investment Income for that month.

12.2      Transitional Provisions - Participants on January 1, 1994

          On January 1, 1995, there shall be credited to the Supplemental DC Account of any Participant who was a Participant on January 1, 1994 and who elected, effective January 1, 1994, to participate in the defined contribution segment of the Basic Plan an Initial Account Value equal to the sum of (a) plus (b) plus (c) plus (d), where:

          (a) is the Actuarial Value of the benefits accrued to the Participant under the Supplemental Plan, in respect of Credited Service prior to January 1, 1994, as determined by the Actuary using assumptions approved by the Company;

          (b) is 1994 investment credits on the amount described in paragraph (a) computed monthly, for the first six months of 1994 at an annual rate of 7.5%, and for the last six months of 1994 based on the percentage

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         27
--------------------------------------------------------------------------------


                   change in the value of the balanced fund pooled fund units under the defined contribution segment of the Basic Plan;

          (c) is 1994 DC Allocations determined in accordance with Article 12.4; and

          (d) is 1994 investment credits on the 1994 DC Allocations at the same monthly rates determined in accordance with (b) above.

12.3      Transitional Provisions - New Participants after January 1, 1994

          Effective on the date of his participation in the Supplemental Plan, there shall be credited to the Supplemental DC Account of a Participant, who becomes a Participant after January 1, 1994 and who immediately prior to his participation was a member of the defined contribution segment of the Basic Plan, an amount equal to 50% of the total account value of the Participant under the defined contribution segment of the Basic Plan on that date.

12.4      Allocations to Supplemental DC Account

          The Company shall make DC Allocations to the Supplemental DC Account of each Participant on the last day of each month. The DC Allocations shall be determined as 12% of Earnings less contributions which the Company makes to the defined contribution segment of the Basic Plan in respect of the Participant.

          Allocations which are based on Eligible Incentive Compensation in respect of a fiscal year shall be credited to the Supplemental DC Account on the last day of September of the fiscal year following the fiscal year to which they are attributable.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         28
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          Allocations which are based on Eligible Incentive Compensation which has been carried forward from previous fiscal years shall be credited to the Supplemental DC Account on the last day of September of the fiscal year following the first fiscal year to which it may be allocated as set out in Article 2.1(k).


12.5      Notional Investment Income

          Notional Investment Income shall be credited each month to the Supplemental DC Account of each Participant. Such investment income may either be a positive or negative amount and shall be based on the change in the month end unit value of the balanced fund investment option under the defined contribution segment of the Basic Plan, and this change in unit value shall be applied to the balance of the Participant's Supplemental DC Account at the preceding month end.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         29
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ARTICLE 13 - DEFINED CONTRIBUTION SEGMENT - VESTING


13.1      Vesting Provisions

          A DC Participant will be 100% vested in the amount in his Supplemental DC Account provided that he either has completed five years of participation in the Supplemental Plan, or has attained age 55.

          Notwithstanding the foregoing, in the event of his death while employed by the Company and prior to retirement, a DC Participant will be 100% vested in the amount in his Supplemental DC Account.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         30
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ARTICLE 14 - DEFINED CONTRIBUTION SEGMENT - RETIREMENT


14.1      Normal Retirement

          A DC Participant who ceases to be employed by the Company upon attaining his Normal Retirement Date shall become a retired DC Participant and shall be entitled to commence to receive benefits in accordance with Article 18.

14.2      Early Retirement

          A DC Participant who has attained the age of fifty-five (55) years may elect to retire on the first day of any month and commence to receive benefits in accordance with Article 18 provided that the Company has consented to his early retirement.

          Company consent shall not be withheld provided that the DC Participant has given notice at least twelve (12) months prior to his intended Early Retirement Date and he remains employed throughout that twelve
          (12) month period. Company consent may be given to retirement after a notice period of less than twelve (12) months. In the event the DC Participant does not receive Company consent after providing insufficient notice, the DC Participant's Early Retirement Date for purposes of the Supplemental Plan shall be adjusted and shall be the first day of the month next following the date as of which twelve (12) months notice would have been provided.

14.3      Postponed Retirement

          A DC Participant may, upon the request of the Board of Directors, remain in active service with the Company after his Normal Retirement Date for a period to be agreed upon jointly by the DC Participant and the Company. In the event of the DC Participant's postponement of his retirement in accordance

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         31
--------------------------------------------------------------------------------


          with this Article 14.3, he shall become a retired Participant on his Normal Retirement Date, and he shall commence to receive benefits in accordance with Article 18.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         32
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ARTICLE 15 - DEFINED CONTRIBUTION SEGMENT - TOTAL AND PERMANENT DISABILITY


15.1      Accrual of Benefits

          During any period of Total and Permanent Disability, a DC Participant shall not receive retirement income under this Supplemental Plan, but shall be entitled to continue to accumulate DC Allocations throughout the duration of his Total and Permanent Disability. It shall be assumed that such DC Participant's Earnings shall have continued, during the period of Total and Permanent Disability, at the same rate as was in effect immediately prior to the commencement of his Total and Permanent Disability, except that the amount of Eligible Incentive Compensation to be included in Earnings shall be determined as 50% of the average of the amounts of incentive compensation paid to the DC Participant in respect of the five complete fiscal years preceding the fiscal year in which Total and Permanent Disability occurs, or in respect of all complete fiscal years of the DC Participant's employment if he shall have been employed for less than five complete fiscal years prior to the fiscal year in which Total and Permanent Disability occurs, subject to the applicable limits regarding the DC Participant's target bonus as set out in Article 2.1(k).

15.2      Death of Totally and Permanently Disabled Participant

          In the event of the death of a DC Participant during any period of Total and Permanent Disability, any death benefit payable shall be determined in accordance with Article 17 of this Supplemental Plan.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         33
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ARTICLE 16 - DEFINED CONTRIBUTION SEGMENT - TERMINATION OF EMPLOYMENT


16.1      Non-Vested Termination of Employment

          A DC Participant whose service with the Company is terminated for any reason other than Total and Permanent Disability prior to satisfaction of the vesting requirement specified in Article 13.1 shall not be entitled to any benefits from the Supplemental Plan.

16.2      Vested Termination of Employment Prior to Age 55

          A DC Participant whose service with the Company is terminated for any reason other than Total and Permanent Disability after satisfying the vesting requirement specified in Article 13.1 but prior to age 55 shall be entitled to termination benefits in accordance with Article 18.2.

16.3      Vested Termination of Employment After Age 55

          A DC Participant whose service with the Company is terminated for any reason other than Total and Permanent Disability after age 55 and before his Normal Retirement Date shall be entitled to early retirement benefits as provided in Article 18.1.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         34
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ARTICLE 17 - DEFINED CONTRIBUTION SEGMENT - DEATH BENEFITS


17.1      Death of a DC Participant Prior to Retirement

          Upon the death of a DC Participant prior to his attaining a Retirement Date, his Spouse, or if there is no Spouse, his Beneficiary shall be entitled to receive, in a lump sum on the last day of the calendar month in which the Participant died, the full amount of the DC Participant's Supplemental DC Account as of that last day of the month in which the Participant died.

17.2      Death of a DC Participant After Retirement

          Upon the death of a DC Participant after attaining a Retirement Date, but before receiving all amounts payable in accordance with Article 18, his Spouse, or if there is no Spouse, his Beneficiary shall be entitled to receive the present value of the remaining instalments, determined in accordance with Article 18.3.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         35
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ARTICLE 18 - DEFINED CONTRIBUTION SEGMENT - AMOUNT AND FORM OF BENEFITS PAYABLE


18.1      Amount and Form of Benefit - Retirement

          If a DC Participant retires on a Normal Retirement Date or Early Retirement Date, the balance in his Supplemental DC Account as of his Retirement Date shall be distributed as follows:

          (a) on his Retirement Date, the maximum retiring allowance, as that term is defined in Section 248(1) of the Income Tax Act, that may be transferred tax-free to a registered retirement savings plan under Section 60(j.1) of the Income Tax Act

          (b) on the first anniversary of this Retirement Date, and on each of the subsequent nine anniversaries of his Retirement Date, an annual payment such that the present value of the ten equal instalments is equal to the excess of the balance in his Supplemental DC Account as of his Retirement Date over the amount paid under Article 18(1)(a) above. Such present value shall be determined based on a rate of discount equal to the average yield on Government of Canada marketable 5-10 year bonds (CANSIM Series B-113866) for all weeks of the calendar month preceding the date of retirement, rounded to the next higher multiple of one quarter percent (1/4%).

18.2      Amount and Form of Benefit - Termination

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         36
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          If a DC Participant terminates employment prior to age 55 with entitlement to a benefit in accordance with Article 16.2, the balance of his Supplemental DC Account at the end of the month in which his termination date falls shall be distributed in accordance with Article 18.1, with the first day of the month following his termination date being substituted for his Retirement Date therein.

18.3      Amount of Benefit Payable on Death After Retirement

          If a DC Participant, who has retired and commenced to receive annual instalments in accordance with Article 18.1, should die prior to receiving his full entitlement of ten (10) annual instalments, his Spouse or if there is no Spouse, his Beneficiary shall be entitled to receive a lump sum payment equal to the present value as of the date of death of the remaining instalments. Such present value shall be determined based on a rate of discount equal to:

          (a) if there are three (3) or less instalments remaining to be paid, the average yield on Government of Canada marketable 1-3 year bonds (CANSIM Series B-133864) for all weeks of the calendar month during which the date of death falls, rounded to the next higher multiple of one-quarter percent (1/4%).

          (b) if there are four (4), five (5) or six (6) instalments remaining to be paid, the average yield on Government of Canada marketable 3-5 year bonds (CANSIM Series B-133865) for all weeks of the calendar month during which the date of death falls, rounded to the next higher multiple of one-quarter percent (1/4%).

          (c) if there are seven (7), eight (8), nine (9) or ten (10) instalments remaining to be paid, the average yield on Government of Canada marketable 5-10 year bonds (CANSIM Series B-133866) for all weeks of

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         37
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          the calendar month during which the date of death falls, rounded to the next higher multiple of one-quarter percent (1/4%).


18.4      Amount of Benefit Following Termination of the Plan

          Upon termination of the Supplemental Plan, a DC Participant whose benefits have not commenced to be paid shall be entitled to the full balance in his Supplemental DC Account as of the Termination Date. A DC Participant who has commenced to receive benefits as a result of retirement or termination of employment prior to the Termination Date shall be entitled to a lump sum payment equal to the amount that would be payable to his Spouse or Beneficiary in accordance with Article 18.3, as if the DC Participant had died on the Termination Date of the Supplemental Plan.

NORSKE SKOG CANADA LIMITED
SUPPLEMENTAL RETIREMENT PLAN
FOR SENIOR EXECUTIVES                                                         38
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APPENDIX A

                 LIST OF PARTICIPANTS WITH CREDITED SERVICE WITH
                      ORGANIZATIONS OTHER THAN THE COMPANY


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

        NAME             CREDITED SERVICE INCLUDES SERVICE WITH    BASIC PLAN OFFSET INCLUDES BENEFITS UNDER
                                THE FOLLOWING COMPANIES                   THE FOLLOWING PENSION PLANS
---------------------------------------------------------------------------------------------------------------
J.E. Longley            Fletcher Challenge Limited                None


J.M. Stenstrom          Norsk Pacific Steamship Company Limited   Fletcher Challenge Paper Company and Norsk
                                                                  Pacific Steamship Company Limited Pension
                                                                  Plan


A.C. Wallace            Blandin Paper Company                     Blandin Paper Company Salaried Employees
                                                                  Retirement Plan
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------